INVESTOR PRESENTATION 2nd Quarter 2026 NASDAQ: SRCE | www.1stsource.com

DISCLOSURES Forward-Looking Statements Except for historical information, the matters discussed may include “forward-looking statements.” Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Please refer to our press releases, Form 10-Qs, and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements of which we undertake no obligation to publicly update or revise. Non-GAAP Financial Measures The accounting and reporting policies of 1st Source conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures are used by management to evaluate and measure the Company’s performance. Although these non-GAAP financial measures are frequently used by investors to evaluate a financial institution, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. These include taxable-equivalent net interest income (including its individual components), net interest margin (including its individual components), the efficiency ratio, tangible common equity-to-tangible assets ratio, pre-tax pre-provision income and tangible book value per common share. Management believes that these measures provide users of the Company’s financial information a more meaningful view of the performance of the interest-earning assets and interest- bearing liabilities and of the Company’s operating efficiency. Other financial holding companies may define or calculate these measures differently. See the slides titled “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of certain non-GAAP financial measures used by the Company with their most closely related GAAP measures. 2page

CORPORATE OVERVIEW Founded in 1863 $9.3 billion Community Bank with International Reach headquartered in South Bend, Indiana Community Banking  Locations throughout northern Indiana, greater Indianapolis, and southwestern Michigan  Business and personal banking, payment services, lending, mortgage, and leasing  Investment management, wealth advisory, estate planning, and retirement planning services  Business and consumer insurance sales Renewable Energy Financing  National footprint  Construction loans, permanent loans, and tax equity investments  Community solar, commercial and industrial, small utility scale, university, and municipal projects  Energy storage solutions Specialty Finance  National and international footprint  Auto rental and leasing  Truck rental and leasing  Construction machinery  Corporate and personal aircraft 3page

MISSION & VISION 4page Mission To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term. Vision  Offer our clients the highest quality service  Be the financial institution of choice in each market we serve  Remain independent and nurture pride of ownership among all 1st Source colleagues  Support a proud family of colleagues who personify the 1st Source spirit of partnership  Achieve long-term, superior financial results

MARKET AREA 5page Specialty Finance Loans & Leases $3.44 billion Community Bank Loans & Leases $3.78 billion

BUSINESS MIX Loans & Leases 6page COMMUNITY BANKING 52% SPECIALTY FINANCE 48% Business 77% Personal 23%

COMMUNITY BANKING 78 Banking Centers 96 Twenty-four-hour ATMs 9 Trust & Wealth Advisory locations with approximately $6.6 billion of assets under management 13 1st Source Insurance offices 3 Loan Production offices 7page In person OnlineOver the phone Mobile

RENEWABLE ENERGY FINANCING



Our Renewable Energy Financing Division provides sponsors and developers with one-stop-shop financing by providing construction loans, permanent loans, and tax equity investments to community solar, commercial and industrial, small utility scale, university, and municipal projects. Loans and investments are made across the contiguous United States with a focus in the Northeast and Midwest.

Financed solar projects positively impact communities across our growing portfolio through energy cost savings and renewable energy generation and energy storage solutions.

Environmental Impact

The estimated aggregate power capacity of financed projects avoids 432,291 metric tons of carbon greenhouse emissions annually.*

- Over $741 million in loans and leases outstanding as of June 30, 2026
- Over $208 million invested to date in tax equity partnership investments as of June 30, 2026

Equivalent Emissions Avoided Annually*


48,643,103
gallons of gasoline consumed
-or-
42,464,760
gallons of diesel consumed
-or-
480,195,568
Pounds of coal burned
-or-
5,723
tanker trucks' worth of gasoline
58,055
homes' energy use for one year
-or-
90,088
homes' electricity use for one year
-or-
2,396
railcars' worth of coal burned
-or-
1,000,846
barrels of oil consumed

* Source: https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator as of July 14, 2026

1st Source Corporation
page 8

SPECIALTY FINANCE GROUP Auto and Light Truck Division Auto/light truck division provides financing for automobile rental and commercial auto leasing companies, and light truck rental and leasing companies. Medium and Heavy Duty Truck Division The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills. Construction Equipment Division Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.) Aircraft Division Aircraft division provides financing primarily for new and pre-owned general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail. 9page

115.3 141.7 153.4 160.5 0 25 50 75 100 125 150 175 Q2 23 Q2 24 Q2 25 Q2 26 Zelle Transactions (000s)7 69.0 71.1 75.2 76.8 45 50 55 60 65 70 75 80 Q2 23 Q2 24 Q2 25 Q2 26 Mobile Users (000s)² Zelle (P2P) HIGHLY RATED, FEATURE-RICH MOBILE APP Budget & Account Aggregation Other Services: Balance & Transfers, Pay Bills / eBills, Mobile Deposit, A2A Transfers Credit Score Mgmt.⁴ Debit Card Control Digital Wallet ⁵ 1 “Digital Adoption” is based on the primary deposit account holders’ usage of our online/mobile banking platforms 2 “Mobile Users” is based on activity within the Mobile App within the last 90 days 3 “Service Usage” are the number of distinct services (presented on the left) used by a digital user 4 Launched service in May 2022 5 1st Source Debit Cards can be loaded into Apple Pay, Samsung Pay & Google Wallet Apps 6 Based on Apple’s App Store rating at quarter-end 7 Some previously reported quarterly transactions have been modified. 8 Includes a one-time digital wallet usage normalization made in Q4 ‘25 page 10 13K RATINGS 4.8  13K RATINGS 6 64% 67% 69% 71% 13% 12% 11% 10% 23% 21% 20% 19% 0% 25% 50% 75% 100% Q2 23 Q2 24 Q2 25 Q2 26 Digital Adoption¹ Mobile & Online Online Only Non-Digital 28% 32% 33% 29% 23% 23% 23% 22% 27% 25% 24% 25% 22% 20% 20% 24% 0% 25% 50% 75% 100% Q2 23 Q2 24 Q2 25 Q2 26 Service Usage3,8 4+ 3 2 1

page 11 INSTANT PAYMENTS Launched instant payment systems Real Time Payments (RTP) and FedNow over three phases in 2023: • RTP - Receive & Send - May ‘23 • FedNow - Receive & Send - July ‘23  Send capabilities for instant payments restricted to business clients only Since initial launch, 1st Source received or sent over $970 million through RTP and FedNow channels, as well as surpassed 506,000 total transactions. 28,758 31,734 35,858 38,120 38,706 37,501 42,896 45,078 47,883 50,237 56,565 - 10,000 20,000 30,000 40,000 50,000 60,000 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total Transaction Volume Received 217 283 519 726 1,046 1,101 1,485 1,708 1,884 2,040 2,498 - 500 1,000 1,500 2,000 2,500 3,000 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total Transaction Volume Sent

AN EXPERIENCED AND PROVEN TEAM Executive Team 6 executives with an average 37 years each of banking experience and 30 years with 1st Source Business Banking Officers 38 business banking officers with an average 19 years each of lending experience and with 1st Source from 1 to 33 years Specialty Finance Group Officers 24 specialty finance officers with an average 24 years each of lending experience and with 1st Source from 1 to 35 years 12page

PERFORMANCE CLIENT Indiana SBA Community Lender Gold Award 2013-2025 #1 SBA Lender Headquartered in State of Indiana with assets of less than $10 billion #1 Deposit share in our 16 contiguous county market #4 Lender of Community Development Loans (Total Dollars) in State of Indiana by Banks Headquartered in Indiana. 2024 CRA data by FFIEC. #2 Lender of Community Development Loans (# of Loans) in State of Indiana by Banks Headquartered in Indiana. 2024 CRA data by FFIEC. #33 On Monitor Magazine’s 2025 Top 100 Largest Equipment Finance/Leasing Companies in the U.S. #20 On Monitor Magazine’s 2025 Top 50 Bank Equipment Finance Companies in the U.S. 2024 Commitment to Community Award Indiana Bankers Association - $3 Billion or more in assets 13page

14page PERFORMANCE LEADERSHIP 2025 Business Reporter Best Banks in America 2024 US News & World Report Best Companies to Work For – Midwest 2025 Leaders in Banking Excellence Award, the Indiana Bankers Association’s highest honor Christopher J. Murphy III Executive Chairman, 1st Source Corporation & 1st Source Bank Indianapolis Business Journal Media 250 Most Influential Business Leaders Christopher J. Murphy III Executive Chairman, 1st Source Corporation & 1st Source Bank Tracy D. Graham & Isaac P. Torres Board Members Top 50 Women Leaders of Ohio for 2025 Top 50 Women Leaders of Columbus, Ohio for 2025 Melody Birmingham Board Member 2024 Woman of Influence Award by South Bend Regional Chamber of Commerce Andrea G. Short President and CEO, 1st Source Corporation CEO, 1st Source Bank 2026 Forbes’ • America’s Best Banks • America’s Best Midsize Employers 2026 Fortune • America’s Most Innovative Companies 2025 Forbes’ • World’s Best Banks • Best Employers for Veterans • Best-In-State Banks • Best Employers for New Grads

FINANCIAL REVIEW

16page 6426 6121 6201 6467 6595 285 836 918 915 715 0.38% 1.77% 2.34% 2.11% 1.85% 0.00% 1.00% 2.00% 3.00% 4.00% 0 2,375 4,750 7,125 9,500 2022 2023 2024 2025 2026 YTD Core Deposits ($MM) Non-core Deposits ($MM) Effective Rate on Deposits (%) CORE DEPOSIT FRANCHISE TOTAL AVERAGE DEPOSITS *Non-core deposits include CDs over $250,000, brokered CDs, and national listing service CDs. 6957 7119 7382 7310 6711

17page Time 22% Noninterest- bearing demand 22% Interest- bearing demand 36% Savings 20% Public Fund 22% Brokered 4% Business 27% Consumer (1) 47% (1) Includes business customer certificates of deposit which were immaterial Approximately 227,000 deposit accounts with an average balance of $32,700. Account Type Owner Classification Diversified Deposit Mix End of Period Balances

18page $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 June 19 June 20 June 21 June 22 June 23 June 24 June 25 1st Source Lake City Bank Chase Horizon Bank Fifth Third DEPOSIT MARKET SHARE 16 COUNTY CONTIGUOUS MARKET* Leading Market Share in Community Banking Markets ($000) Data as of June 2025 – FDIC (via S&P Global Market Intelligence) *Includes Allen, DeKalb, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan. 2025 ______14.18% __10.28% _____________9.13% _____4.71% ________4.68%

19page 5567 6204 6598 6935 7083 4.74% 6.25% 6.84% 6.79% 6.56% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 4500 5500 6500 7500 2022 2023 2024 2025 2026 YTD Loans & Leases ($MM) Yield on Loans & Leases - FTE (%)* GROWING LOAN PORTFOLIO Total Average Loans & Leases * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

20page Commercial Real Estate 18% Residential Real Estate 10% Consumer 2% Medium and Heavy Duty Truck 4% Auto and Light Truck 12%Construction Equipment 17% Aircraft 15% Commercial 22% DIVERSIFIED LOAN PORTFOLIO 2026 Average Loans by Type

21page 2.32% 2.26% 2.27% 2.30% 2.30% 2022 2023 2024 2025 2026 YTD STRONG CREDIT QUALITY % of Net Loans and Leases Loan & Lease Loss Allowance 0.45% 0.37% 0.46% 1.10% 1.01% 2022 2023 2024 2025 2026 YTD Low Nonperforming Assets 0.03% -0.04% 0.09% 0.06% 0.13% 2022 2023 2024 2025 2026 YTD Limited Losses Nonperforming Assets Net Charge-Offs (Recoveries) Solid Reserves

22page 120.5 124.9 132.6 158.3 74.8 87.54.84 5.03 5.36 6.41 3.02 3.58 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $0 $25 $50 $75 $100 $125 $150 $175 2022 2023 2024 2025 2025 YTD 2026 YTD Net Income ($MM) EPCS (Diluted) NET INCOME & EARNINGS PER SHARE

23page 170.0 167.6 183.5 216.9 106.8 121.8 $0 $50 $100 $150 $200 $250 2022 2023 2024 2025 2025 YTD 2026 YTD PRE-TAX, PRE-PROVISION INCOME ($MM) *See “Reconciliation of non-GAAP Financial Measures” in Appendix.

24page 1.14% 1.53% 1.49% 1.48% 1.52% 1.76% 1.93% 9.41% 13.07% 13.81% 13.48% 12.54% 13.16% 13.61% 10.42% 14.40% 15.28% 14.82% 13.62% 14.14% 14.55% 6.00% 10.00% 14.00% 18.00% 0.80% 1.40% 2.00% 2.60% 3.20% 2020 2021 2022 2023 2024 2025 2026 YTD R O AE a nd R O AT E R O AA Return on Average Assets Return on Average Common Equity Return on Average Tangible Common Equity** INCOME PERFORMANCE METRICS 1st SOURCE PERFORMS WELL AGAINST PEERS WHILE MAINTAINING STRONG CAPITAL LEVELS *Peer group data as of March 31, 2026. ** See “Reconciliation of non-GAAP Financial Measures” in Appendix. YTD Median Peer Data* National C&I Midwest ROATE 14.05% 13.43% ROAE 11.86% 10.86% ROAA 1.29% 1.38%

25page 264.1 279.4 301.4 348.8 166.4 183.6 3.45% 3.51% 3.64% 4.07% 3.95% 4.24% 2.25% 3.25% 4.25% 5.25% $0 $75 $150 $225 $300 $375 2022 2023 2024 2025 2025 YTD 2026 YTD Net Interest Income ($MM) Net Interest Margin (%) NET INTEREST MARGIN (FTE)* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

26page Trust, Wealth Advisory, and Retirement Plan Services 33% Other 19% Debit Card 19% Service Charges on Deposit Accounts 15% Insurance Commissions 9% Mortgage Banking 4% Equipment Rental 1% DIVERSE SOURCES OF NONINTEREST INCOME Fair Value of Assets Under Management of $6.6B * Note: Equipment rental income is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix . Noninterest Income Composition 2026 = $47.1MM* 20% of Total Revenue*

27page 174.7 194.6 199.5 214.4 104.2 108.7 51.1% 54.2% 51.9% 49.3% 49.8% 47.4% 40.0% 50.0% 60.0% 70.0% $25.0 $75.0 $125.0 $175.0 $225.0 2022 2023 2024 2025 2025 YTD 2026 YTD Noninterest Expense ($MM)* Efficiency - Adjusted (%)* OPERATING EXPENSES * Note: Noninterest expense is shown net of leased equipment depreciation. See “Reconciliation of non-GAAP Financial Measures” in Appendix.

16.10% 16.25% 17.08% 18.05% 17.96% 2022 2023 2024 2025 2026 YTD 28page 12.63% 13.26% 14.05% 14.69% 14.92% 2022 2023 2024 2025 2026 YTD STRONG CAPITAL POSITION Tier 1 Leverage Ratio 14.84% 14.99% 15.82% 16.79% 16.70% 2022 2023 2024 2025 2026 YTD Tier 1 Risk Based Ratio Total Risk Based Capital Ratio Tangible Common Equity / Tangible Assets* 9.45% 10.48% 11.61% 13.28% 13.36% 2022 2023 2024 2025 2026 YTD 5% Well Capitalized 8% Well Capitalized 10% Well Capitalized * See “Reconciliation of non-GAAP Financial Measures” in Appendix. Note: There were 338,356 shares of treasury stock repurchased in Q1 of 2026 and zero shares of treasury stock repurchased in Q2 of 2026

29page 17.96% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1st Source Corp Well-Capitalized LONG HISTORY OF CONSERVATIVE CAPITAL Total Capital (To Risk-Weighted Assets) 10% Well Capitalized

30page $29.18 $31.62 $33.64 $31.63 $37.06 $41.89 $48.88 $50.93 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 $55.00 $60.00 2019 2020 2021 2022 2023 2024 2025 2026 YTD TANGIBLE BOOK VALUE PER COMMON SHARE* * See “Reconciliation of non-GAAP Financial Measures” in Appendix.

31page 0.72 0.76 0.96 1.10 1.13 1.21 1.26 1.30 1.40 1.52 1.28 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD COMMON DIVIDENDS PER SHARE 38 YEARS OF CONSECUTIVE DIVIDEND GROWTH

32page DELIVERING RETURNS TO SHAREHOLDERS Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices

33page DELIVERING RETURNS TO SHAREHOLDERS December 31, 2007 – July 23, 2026 369.22% 98.58% 94.85% 129.90% 83.36% (100.00) (50.00) 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 Pr ic e C ha ng e (% ) 1st Source Corp (SRCE) KBW NASDAQ Bank NASDAQ Bank S&P 500 Bank KBW NASDAQ Regional Bank

PERFORMANCE FINANCIAL 2019-2026 KBW Bank Honor Roll Eighth consecutive year named among top 5% of banks with more than $500 million in total assets and ten consecutive years of increased earnings per share 2024 S&P Global Market Intelligence’s Top 50 Community Banks #25 with $3B to $10B in assets 2025 Piper Sandler Sm-All Stars (third year in a row) One of 30 banks/thrifts identified as a top performing small-cap bank in the country Bank Performance Scorecard by Bank Director Magazine #19 Overall in the top 25 Banks #8 Of $5 billion up to $50 billion in assets 5-Star Superior Rating – BauerFinancial 38 Years of consecutive dividend growth 34page NCIAL

INVESTMENT CONSIDERATIONS Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth Experienced and proven team with significant investment in bank Diversification of product mix and geography with asset generation capability Leading market share in community banking markets Stable credit quality, strongly reserved Strong capital and liquidity position and 38 consecutive years of dividend growth 35page

CONTACT INFORMATION Christopher J. Murphy III Executive Chairman of the Board 1st Source Corporation and 1st Source Bank (574) 235-2711 Murphy-c@1stsource.com Andrea G. Short President and CEO, 1st Source Corporation CEO, 1st Source Bank (574) 235-2348 shorta@1stsource.com Brett A. Bauer CFO and Treasurer (574) 235-2638 bauerb@1stsource.com 36page

APPENDIX

CONSOLIDATED BALANCE SHEET 38page (Dollars in millions) 2022 2023 2024 2025 2026 YTD Cash and cash equivalents 123$ 130$ 125$ 120$ 127$ Investment securities and other investments* 1,800 1,648 1,560 1,545 1,550 Loans and leases, net of unearned discount 6,015 6,520 6,857 7,051 7,225 Allowance for loan and lease losses (139) (148) (155) (162) (166) Other assets 540 578 545 501 527 Total assets 8,339$ 8,728$ 8,932$ 9,055$ 9,263$ Noninterest-bearing deposits 1,998$ 1,656$ 1,639$ 1,600$ 1,606$ Interest-bearing deposits 4,930 5,383 5,591 5,625 5,826 Total deposits 6,928 7,039 7,230 7,225 7,432 Total borrowings 321 419 347 341 294 Other liabilities 166 202 173 171 184 Total shareholders' equity 864 989 1,111 1,275 1,310 Noncontrolling interests 60 79 71 43 43 Total equity 924 1,068 1,182 1,318 1,353 Total liabilities and equity 8,339$ 8,728$ 8,932$ 9,055$ 9,263$ *All investment securities are available for sale. The Company does not hold any held to maturity investment securities.

CONSOLIDATED INCOME STATEMENT 39page (Dollars in millions) 2022 2023 2024 2025 2025 YTD 2026 YTD Net interest income 263$ 279$ 301$ 348$ 166$ 183$ Provision for credit losses 13 6 12 13 11 9 Noninterest income* 81 84 82 83 45 47 Noninterest expense* 174 195 200 214 104 108 Income before income taxes 157 162 171 204 96 113 Income tax expense 36 37 38 46 21 25 Net income 121 125 133 158 75 88 Net income attributable to noncontrolling interests - - - - - - Net income available to common shareholders 121$ 125$ 133$ 158$ 75$ 88$ Diluted net income per common share 4.84$ 5.03$ 5.36$ 6.41$ 3.02$ 3.58$ * Note: Noninterest income and Noninterest expense are shown net of leased equipment depreciation. See Reconciliation of non-GAAP Financial Measures" in Appendix.

40page Transportation & Warehousing 12%Finance & Insurance and Real Estate 20% Services 19% Retail Trade 7% Construction 10% Manufacturing 13% Ag, Forestry, Fishing & Hunting 10% Wholesale Trade 5% Other* 4% * Other includes: Mining, Utilities, and Information AIRCRAFT PORTFOLIO INDUSTRIES BY NAICS

58% 38% 4% 41page Interest Rate Risk Characteristics • Variable rate loans reprice quickly — 90.1% of Variable reprice within 3 months. • Fixed rate loans have short terms • Weighted average remaining life of 2.81 years. • Stable, low-cost deposit funding base — The effective rate on deposits as of June 30, 2026, was 1.85%. — 22% non-interest-bearing deposit • Liquid and high-quality investment portfolio of $1.5 billion. • Average investment portfolio duration of 3.3 years. Net Interest Income Sensitivity 1 year difference versus no rate change +100 bps Parallel Ramp -100 bps Parallel Ramp +0.62% -1.20% LOANS Fixed Variable Repricing within 3 months Variable Repricing greater than 3 months ASSET LIABILITY MANAGEMENT Fixed WARL of 2.81 years.

42page OWNERSHIP SUMMARY Rank Institution (Top 10 Institutions) Shares % of Total 1 BlackRock Inc. 1,963,602 8.2% 2 Dimensional Fund Advisors LP 1,466,060 6.1% 3 Vanguard Capital Management LLC 773,321 3.2% 4 State Street Global Advisors Inc. 619,165 2.6% 5 Charles Schwab Investment Mgmt Inc. 562,428 2.3% 6 Geode Capital Management LLC 513,706 2.1% 7 American Century Investment Mgmt Inc. 464,100 1.9% 8 Janus Henderson Group Ltd. 460,422 1.9% 9 AllianceBernstein LP 371,032 1.5% 10 Vanguard Portfolio Management LLC 357,320 1.5% Top 10 Institutions(2) 7,551,156 31.3% Other 5,105,978 21.2% Total Institutional Ownership(2) 12,657,134 52.5% Institutional, 52.5% Insiders, 26.3% Retail/Other, 18.4% 1st Source ESOP, 2.8% (1) As of June 30, 2026 (2) As of March 31, 2026 or most recently reported data Source: S&P Global Market Intelligence and Company filings Shareholder Type Shares % of Total Institutional 12,657,134 52.5% Insiders 6,321,496 26.3% Retail/Other 4,432,514 18.4% 1st Source ESOP 670,682 2.8% Total Shares Outstanding(1) 24,081,826 100.0%

43page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Yield on Loans and Leases (Dollars in thousands) 2022 2023 2024 2025 2026 YTD (A) Loans and leases interest income (GAAP) 263,677$ 387,143$ 451,115$ 470,768$ 113,348$ (B) Plus: loans and leases fully tax-equivalent adjustments 366 381 317 302 75 (C) Loans and leases interest income - FTE (A+B) 264,043 387,524 451,432 471,070 113,423 (D) Average loans and leases 5,566,701$ 6,203,857$ 6,598,329$ 6,934,619$ 7,022,759$ (E) Annualization factor 1.00 1.00 1.00 1.00 4.06 Yield on loans and leases (GAAP) (A*E)/D 4.74% 6.24% 6.84% 6.79% 6.55% Yield on loans and leases - FTE (C*E)/D 4.74% 6.25% 6.84% 6.79% 6.55% Pre-Tax, Pre-Provision Income (Dollars in thousands) 2022 2023 2024 2025 2025 YTD 2026 YTD (A) Income before income taxes (GAAP) 156,787$ 161,680$ 171,057$ 204,377$ 95,829$ 51,350$ (B) Plus: Provision for credit losses 13,245 5,866 12,466 12,562 10,955 7,272 (C) Pre-tax pre-provision income (A+B) 170,032$ 167,546$ 183,523$ 216,939$ 106,784$ 58,622$ Calculation of Return on Average Tangible Common Equity (Dollars in thousands) 2020 2021 2022 2023 2024 2025 2026 YTD (A) Net income (GAAP) 81,437$ 118,534$ 120,509$ 124,927$ 132,623$ 158,277$ 39,956$ (B) 865,278 906,951 872,721 926,935 1,057,331 1,202,863 1,292,902 (C) Less: average goodwill and intangible assets 83,959 83,937 83,916 83,905 83,907 83,896 83,895 (D) Average tangible common shareholders' equity (B-C) 781,319$ 823,014$ 788,805$ 843,030$ 973,424$ 1,118,967$ 1,209,007$ (E) Annualization factor 1.00 1.00 1.00 1.00 1.00 1.00 4.06 Return on average common equity (GAAP) (A*E)/B 9.41% 13.07% 13.81% 13.48% 12.54% 13.16% 12.53% Return on average tangible common equity (A*E)/D 10.42% 14.40% 15.28% 14.82% 13.62% 14.14% 13.40% Average common shareholders' equity (GAAP) 230 099 149 230 248 83 0 8 2 2 6 112 947 pr i i f r r it l 8 811 121 758 87 500 6 820 12 925 2 2 3 61 4 55

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Net Interest Margin

(Dollars in thousands)		2022	2023	2024	2025	2025 YTD	2026 YTD
(A)	Interest income (GAAP)	$ 293,816	$ 416,907	$ 484,017	$ 514,394	$ 250,520	$ 257,214
(B)	Plus: fully tax-equivalent adjustments	628	741	586	612	300	309
(C)	Interest income - FTE (A+B)	294,444	417,648	484,603	515,006	250,820	257,523
(D)	Interest expense (GAAP)	30,347	138,260	183,200	166,219	84,390	73,934
(E)	Net interest income (GAAP) (A-D)	263,469	278,647	300,817	348,175	166,130	183,280
(F)	Net interest income - FTE (C-D)	264,097	279,388	301,403	348,787	166,430	183,589
(G)	Average earning assets	$ 7,661,168	$ 7,956,604	$ 8,284,489	$ 8,563,593	$ 8,489,665	$ 8,724,741
(H)	Annualization factor	1.00	1.00	1.00	1.00	2.02	2.02
	Net interest margin (GAAP) (E*H)/G	3.44%	3.50%	3.63%	4.07%	3.95%	4.24%
	Net interest margin - FTE (F*H)/G	3.45%	3.51%	3.64%	4.07%	3.95%	4.24%

Noninterest Income

(Dollars in thousands)		2022	2023	2024	2025	2025 YTD	2026 YTD
(A)	Noninterest income (GAAP)	$ 91,262	$ 90,623	$ 86,307	$ 85,603	$ 46,160	$ 48,020
(B)	Less: depreciation - leased equipment	(10,023)	(7,093)	(4,073)	(2,415)	(1,337)	(877)
(C)	Noninterest income - adjusted (A-B)	$ 81,239	$ 83,530	$ 82,234	$ 83,188	$ 44,823	$ 47,143

Noninterest Expense

(Dollars in thousands)		2022	2023	2024	2025	2025 YTD	2026 YTD
(A)	Noninterest expense (GAAP)	$ 184,699	$ 201,724	$ 203,601	$ 216,839	$ 105,506	$ 109,542
(B)	Less: depreciation - leased equipment	(10,023)	(7,093)	(4,073)	(2,415)	(1,337)	(877)
(C)	Noninterest expense - adjusted (A-B)	$ 174,676	$ 194,631	$ 199,528	$ 214,424	$ 104,169	$ 108,665

1st Source Corporation

page 44

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Calculation of Efficiency Ratio

(Dollars in thousands)		2022	2023	2024	2025	2025 YTD	2026 YTD
(A)	Net interest income (GAAP)	$ 263,469	$ 278,647	$ 300,817	$ 348,175	$ 166,130	$ 183,280
(B)	Net interest income - FTE	264,097	279,388	301,403	348,787	166,430	183,589
(C)	Plus: noninterest income (GAAP)	91,262	90,623	86,307	85,603	46,160	48,020
(D)	Less: (gains)/losses on investment securities and partnership investments	(3,714)	(3,875)	809	2,762	(2,166)	(1,408)
(E)	Less: depreciation - leased equipment	(10,023)	(7,093)	(4,073)	(2,415)	(1,337)	(877)
(F)	Total net revenue (GAAP) (A+C)	354,731	369,270	387,124	433,778	212,290	231,300
(G)	Total net revenue - adjusted (B+C-D-E)	341,622	359,043	384,446	434,737	209,087	229,324
(H)	Noninterest expense (GAAP)	184,699	201,724	203,601	216,839	105,506	109,542
(E)	Less: depreciation - leased equipment	(10,023)	(7,093)	(4,073)	(2,415)	(1,337)	(877)
(I)	Noninterest expense - adjusted (H-E)	$ 174,676	$ 194,631	$ 199,528	$ 214,424	$ 104,169	$ 108,665
	Efficiency ratio (GAAP-derived) (H/F)	52.1%	54.6%	52.6%	50.0%	49.7%	47.4%
	Efficiency ratio - adjusted (I/G)	51.1%	54.2%	51.9%	49.3%	49.8%	47.4%

Calculation of Tangible Common Equity-to-Tangible Assets Ratio

(Dollars in thousands)		2022	2023	2024	2025	2026 YTD
(A)	Total common shareholders' equity (GAAP)	$ 864,068	$ 989,568	$ 1,111,068	$ 1,274,971	$ 1,310,388
(B)	Less: goodwill and intangible assets	(83,907)	(83,916)	(83,897)	(83,895)	(83,895)
(C)	Total tangible common shareholders' equity (A-B)	780,161	905,652	1,027,171	1,191,076	1,226,493
(D)	Total assets (GAAP)	8,339,416	8,727,958	8,931,938	9,055,270	9,263,173
(B)	Less: goodwill and intangible assets	(83,907)	(83,916)	(83,897)	(83,895)	(83,895)
(E)	Total tangible assets (D-B)	$ 8,255,509	$ 8,644,042	$ 8,848,041	$ 8,971,375	$ 9,179,278
	Common equity-to-assets ratio (GAAP-derived) (A/D)	10.36%	11.34%	12.44%	14.08%	14.15%
	Tangible common equity-to-tangible assets ratio (C/E)	9.45%	10.48%	11.61%	13.28%	13.36%

1st Source Corporation

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46page RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Calculation of Tangible Book Value per Common Share (Dollars in thousands, except for per share data) 2019 2020 2021 2022 2023 2024 2025 2026 YTD (A) Total common shareholders' equity (GAAP) 828,277$ 886,845$ 916,255$ 864,068$ 989,568$ 1,111,068$ 1,274,971$ 1,310,388$ (B) Less: goodwill and intangible assets (83,971) (83,948) (83,926) (83,907) (83,916) (83,897) (83,895) (83,895) (C) Total tangible common shareholders' equity (A-B) 744,306$ 802,897$ 832,329$ 780,161$ 905,652$ 1,027,171$ 1,191,076$ 1,226,493$ (D) Actual common shares outstanding 25,509,474 25,389,117 24,739,512 24,662,286 24,434,604 24,520,162 24,369,018 24,081,826 Book value per common share (GAAP-derived) (A/D)*1000 32.47$ 34.93$ 37.04$ 35.04$ 40.50$ 45.31$ 52.32$ 54.41$ Tangible common book value per share (C/D)*1000 29.18$ 31.62$ 33.64$ 31.63$ 37.06$ 41.89$ 48.88$ 50.93$